Pen Interconnect, Inc - Annual Meeting of Stockholders - July 26, 2001

                                                                       6/15/2001
                         SCHEDULE Pre R 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[x]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                       PEN
                              PEN INTERCONNECT, INC
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]     No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1.   Title of each class of securities to which transaction applies:
     Common shares
2.   Aggregate number of securities to which transaction applies: 39,166,916
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 Per unit price = $.04. Calculation - $.04 times 39,166,916, times tAA ownership (.67%).
4.   Proposed maximum aggregate value of transaction: $1,049,673.
5.   Total fee paid: $210.00

[v]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.       Amount Previously Paid:
2.       Form, Schedule or Registration Statement No.:
3.       Filing Party:
4.       Date Filed:

================================================================================


                             PEN INTERCONNECT, INC.
          27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675
                        949-661-2660 - 949-661-0778 (Fax)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on Thursday, July 26, 2001


NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of Pen Interconnect, Inc., a Utah Corporation (the "Company"), will be held at the Newport Beach Tennis Club, 2601 Eastbluff Drive, Newport Beach, CA 92660, on Thursday, July 26, 2001, at 10am, local time, to consider and act upon the following:

         1. The election of six persons named in the accompanying Proxy Statement to serve as directors on the Company's board of directors (the "Board") and until their successors are duly elected and qualified;

         2. To ratify the appointment of Pohl, McNabola, Berg & Company LLP as independent auditors for the Company, for the fiscal year ending September 30, 2001, for the purpose of auditing the financial statements and books of the Company, for, and during, the period ending on that date;

         3. To vote in favor of the merger with tAA Inc., by an exchange of shares;

         4. To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to increase the number of shares of the Common Stock, authorized to be issued, to 500,000,000 shares;

         5. To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each ten outstanding shares of Common Stock;

         6. To approve changing the Company name from Pen Interconnect, Inc., to The Amanda Company, Inc., and;

         7. To consider and transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

A Proxy Statement, and form of Proxy for the fiscal year ended September 30, 2000 are enclosed herewith. Only holders of record of Common Stock at the close of business on April 30, 2001 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy.

By Order of the Board of Directors





Stephen J. Fryer
Chairman of the Board and Chief Executive Officer


Dated:  June 15, 2001



================================================================================
                                    IMPORTANT
================================================================================

================================================================================

         Shareholders are cordially invited to attend the Meeting. Regardless of whether you expect to attend the Meeting in person, we urge you to read the attached Proxy Statement and sign and date the accompanying proxy card and return it in the enclosed envelope. It is important that your shares be represented at the Meeting. If you receive more than one proxy card because your shares are registered in different names, or notices go to different addresses, each card should be completed and returned to assure that all of your shares are voted. Your proxy will not be used if you are present at the Meeting and desire to vote your shares personally.
================================================================================

================================================================================

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



                             PEN INTERCONNECT, INC.
          27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 26, 2001
                               -------------------
Solicitation of Proxies

This Proxy Statement is furnished to the shareholders of Pen Interconnect, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from the Company's shareholders for use at the 2000 Annual Meeting of Shareholders of the Company to be held on, Thursday, July 26, 2001 at 10:00 a.m., Pacific time, at the Newport Beach Tennis Club, 2601 Eastbluff Drive, Newport Beach, CA 92660, and any adjournment or postponement thereof (the "Meeting"). At the Meeting, the Company's shareholders will be asked to (i) elect six directors, (ii) approve independent public accountants to audit the Company's financial statements for the fiscal year ending September 30, 2001, (iii) to vote in favor of the merger with tAA, Inc.,
(iv) to approve an increase in the number of shares of Common Stock, (v) to approve a reverse split of the Common Stock, (vi) to approve the change of the name, (vii) ratify and vote on such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Only shareholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the Meeting. The approximate date upon which this Proxy Statement, the enclosed proxy and the attached Notice of Annual Meeting of Shareholders are first being sent to shareholders is June 15, 2001.

The entire cost of soliciting proxies for use at the Meeting will be borne by the Company. Proxies will be solicited by use of the mails. Directors, officers and regular employees of the Company may also solicit proxies by telephone, telecopier, electronic transmission or personal contact. The Company will not pay any special compensation, to any person, in connection with the solicitation of proxies. The cost of the solicitation of proxies will include the cost of supplying necessary copies of the solicitation materials to the beneficial owners of those common shares which are held of record by brokers, dealers, banks, voting trustees and their nominees, including, upon request, the reasonable expenses which are incurred by such record holders in mailing the solicitation materials to beneficial owners.

Proxies in the enclosed form will be effective if they are properly executed, returned to the Company prior to the Meeting, and not revoked. The common shares represented by each effective proxy will be voted at the Meeting in accordance with the instructions of the shareholder. If no instructions are indicated on a proxy, all common shares represented by that proxy will be voted (i) in favor of the election of the nominees for directors described in this proxy statement,
(ii) in favor of ratification of the appointment of Pohl. McNabola, Berg & Company, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001, (iii) to vote in favor of the merger, (iv) approval of an increase in the number of authorized shares; (v) approval of a reverse split of the Common Stock; (vi) approval to change the Company's name; (vii) in the discretion of the persons named in the accompanying Proxy, upon such other matters as may properly come before the Meeting.

A shareholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Any written notice revoking a proxy should be sent to the principal executive offices of the Company addressed as follows: Pen Interconnect, Inc., 27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675.

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


Information on Outstanding Shares and Voting

On the record date, 39,166,916 of the Company's common shares, par value $.01 per share, were issued and outstanding and there were 1047 preferred shares outstanding. Each shareholder is entitled to one vote on each matter to be voted upon. There are no voting rights for each share of convertible Preferred held by such stockholders on April 30, 2001.

A majority of the votes entitled to be cast at the Meeting is required for a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Under Utah law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal. In the election of directors, the six nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will not be considered as votes cast for or against any matter considered at the Meeting and will not affect the outcome of any matter considered at the Meeting.

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


PROPOSAL # 1 - ELECTION OF DIRECTORS

Nominees and Information

At the Meeting, six (6) directors are to be elected to serve one-year terms expiring at the annual meeting of shareholders to be held in 2000. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxy holders in the enclosed proxy card, Stephen J. Fryer and Christine Risner have advised the Company that, unless a contrary direction is indicated on the proxy card, they intend to vote for the six nominees named below. They have also advised the Company that in the event of any of the six nominees are not available for election for any reason, they will vote for the election of such substitute nominee or nominees, if any, as the Board of Directors may propose. The Board of Directors has no reason to believe that any nominee will be unavailable to serve on the Board. The six nominees receiving the highest number of votes at the Meeting will be elected.

The Company's nominees for the Board of Directors and their respective business biographies are as follows:

Name                 Age     Principal Occupation                Director
----                 ---     --------------------
                                                                 Since

Stephen J. Fryer     63      CEO - Pen Interconnect              1995

Brian Bonner         53      CEO - Imaging Technologies 1999

David Woo            39      Chairman - tAA, Inc                 2001

Bill Prevot          57      Telecommunication Consultant        2001

Tim Morgan           42      Senior VP- tAA, Inc                 2001

Jose Candia          52      President/COO - tAA, Inc            2001

STEPHEN J. FRYER has served as a director of the Company since 1995 and as President and CEO since September 15, 1998. From 1989 to 1996 Mr. Fryer was a principal in Ventana International, Ltd., an Irvine, California based venture capital and private investment banking firm. Mr. Fryer graduated from the University of Southern California in 1960 with a Bachelors Degree in Mechanical Engineering and has spent in excess of 28 years in the computer business in the United States as well as Asia and Europe.

BRIAN BONNER has served as Director of Imaging Technologies Corporation (Itec) since 1995 and became Chairman of the Board for Itec in 1999. Mr. Bonar has been with Itec since 1994. Previous to that Mr. Bonar has been Vice President of worldwide sales and marketing for Bezier Systems, Inc., Adaptec, Inc. Mr. Bonar also was with Rastek Corporation, and QMS, Inc. Prior to 1984, Mr. Bonar was employed by IBM, U.K. Ltd for approximately 17 years.

DAVID WOO, Founder and Chief Executive Officer of tAA, received his Bachelors Degree in Computer Science from Columbia College, Columbia University, and his Masters in Computer Science from the University of California, Irvine. His primary emphasis has been concurrent software analysis with special interests in software user interfaces. As a founding member of the Automatic Answer, he has taken part in every aspect of voice processing including, systems installation, systems configuration, customer support, marketing, and manufacturing. Having spent over three years representing voice processing systems from other manufacturers has put him in a unique position to design a well balanced system with consideration to installation, configuration, support, marketing, and manufacturing.

BILL PREVOT, recently served as Chief Operating Officer of OhGolly.com. He brings more than eleven years of experience from AT&T Wireless Services and the cellular telephone industry, where he has served as Vice President of Customer Care, Chief Information Office; and Director of Administration and Operations, overseeing staff expansion of over 300% to accommodate the rapid growth of this division and customer responsiveness. Mr. Prevot earned a Bachelors Degree in Political Science and Economics from Claremont Men's College and has completed additional graduate units at the University of Houston.

E. TIMOTHY MORGAN, is a founder and Senior Vice President of Advanced Research at tAA. Mr. Morgan has over twenty years of direct experience in computer programming and software engineering. His work in concurrent software design includes software tools and the authoring of several publications explicitly for the analysis of concurrent systems. Mr. Morgan earned a Ph.D. in Computer Science from the University of California, and graduated Magna Cum Laude with a double major in Physics and Computer Science from Vanderbilt University

JOSE CANDIA, President and COO of tAA brings with him over 20 years of experience in the telecommunications industry. Formerly he was Senior V.P of Sales and instrumental in raising significant capital for the firm, and integrated key platforms such as PSTN, VOIP, Cisco, Sun and Ericsson into Centrecom.com. Previously, Mr. Candia directed sales at such companies as; LA Cellular, AT&T Wireless, Intercom/Metra, Fujitsu, United Technologies and Warner-Lambert International. Mr. Candia graduated from Instituto Superior de Adminitracion y Productivided in Peru; he has also taken graduate courses in finance and marketing at the University of Southern California and the University of Colorado.

Board of Directors Meeting and Committees

The Board of Directors held 4 meetings in fiscal year ending September 30, 2000. Each director attended at least 75% of all of the meetings of the Board of Directors.

The  Board  of  Directors  has  a  standing  Audit  Committee  and  Compensation
Committee. The Audit Committee met twice during fiscal year 2000, and the Compensation Committee met twice during the fiscal year 2000.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) the review of the Company's internal control system; and (4) the review of the Company's annual financial report to shareholders. The Audit Committee was comprised of, Milton Haber, James E. Harward, and Stephen J. Fryer of whom two were independent directors. The Compensation Committee was comprised of, James E. Harward, Milton Haber, and Stephen J. Fryer.

Report of the Audit Committee of the Board of Directors

1. The audit committee has reviewed and discussed the audited financial statements with management.

2. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented.

3. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independents Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

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


4. Based on the review and discussions referred to in paragraphs 1 through 3 of this Item, the audit committee recommends to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K, (the annual report to shareholders required by Section 30(e) of the Investment Company Act of
         1940) and Rule 30d-1 thereunder) for the last fiscal year for filing with the Commission.

         Milton Haber,
         Brian Bonar
         Stephen J. Fryer.

Audit Fees

The aggregate fees paid for professional services rendered for the audit of Pen's Annual Financial Statement, 10-KSB-2000 and the reviews of the financial statements included in Pen's 10-QSB's were $66,272.00.

Compensation of Directors

Members of the Board of Directors employed by the Company do not receive any separate compensation for their services as directors. Members of the Board of Directors not employed by the Company receive $250 per telephonic meetings, and $1,000 for an on hand meeting. Directors are reimbursed for their actual expenses incurred in connection with their attendance at meetings of the Board of Directors.

Directors, Executive Officers and Key Employees

The following table lists the names, ages and positions held by all directors, executive officers and key employees of the Company as of the date hereof. Directors generally serve until the next annual meeting of shareholders and until their successors have been duly elected or appointed. Executive officers serve at the discretion of the Board of Directors.

Name                     Age              Position          Year Elected or
                                                               Appointed

Stephen J. Fryer         63               Chairman and CEO  1998

T.A. Mercurio            57               Director          2000   (Resigned)

Brian Bonar              53               Director          1999

James Harward            47               Director          1997    (Resigned)

Milton Haber             76               Director          1998

Business Biographies

The business biographies of the Company's directors and director nominees are in the section of this Proxy Statement entitled "Election of Directors".

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and the rules there under require the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish the Company with copies.

Based on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during fiscal year 2000, except as otherwise noted below, each reporting person has timely filed all requisite reports with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company's common shares beneficially owned as of December 31, 2000, (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common shares, (ii) by each director and director nominee, (iii) by each of the Company's named executive officers, and (iv) by all directors, director nominees and executive officers, as a group, as reported by each such person. Unless otherwise indicated, each stockholder's address is c/o Pen Interconnect, Inc., 27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675.

Name and Address of        Amount and Nature of      Percent of
Beneficial Owner           Beneficial Owner          Class (1)
----------------           ----------------          --------

Directors and Executive Officers

Stephen J. Fryer                 3,092,500               7.9
James E. Harward                   115,000                .3%
Milton Haber                       162,222                .4%
Brian Bonar                        650,000               1.66%
Christine Risner                    60,000                .15%
T.A. Mercurio                      100,000                .25%
                                                      -------

All Executive Officer and Directors                     10.66%
as a Group

1. Based on 39,166,916 outstanding shares of common shares (and assumes the exercise by each individual of options exercisable within sixty days after April 30, 2001). The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed has sole investment and voting powers with respect to the shares listed. In accordance with the rules of the Securities and Exchange Commission, each person is deemed to beneficially own any shares issuable upon exercise of stock options or warrants held by such person that are currently exercisable or that become exercisable within 60 days after April 30, 2001.

Except as set forth above, the Company knows of no beneficial owner preferreds, or more of the Company's common shares, and does not know of any arrangement, which may, at a subsequent date, result in a change of control of the Company, except for post-merger ownership.

Compensation of Executive Officers as of 2000

The following table shows the compensation paid by the Company to its CEO, Stephen J. Fryer, and the Company's three other most highly paid executives. None of the Company's other executive officer's total annual salary and bonus exceeded $100,000 for the years presented.

                           Summary Compensation Table
                               Annual Compensation

      Name and Principal        Fiscal Year       Salary          Bonus

      Stephen J. Fryer          2000           $148,802        $ 4,116
      President & CEO           1999            139,000         17,304
                                1998             96,000         12,000

      Jim Pendleton (1)         1999            139,666              0
      Chairman/CEO              1998            129,000              0

      Mehrdad Mobasseri (1)     1999             96,000         89,282
      President-InCirT          1998             83,999

      Alan Weaver (1)           1999            100,000         30,881
      Vice President            1998            120,000         32,432



o The tables above do not include certain insurance, the use of a car, and other personal benefits, the total value of which does not exceed $50,000 or 10% of such person's salary and bonus.

(1) - All resigned in 1999/2000.

                      Option/SAR Grants in Fiscal Year 2000


                                        Number of Securities  Percent of Total
                                        Underlying Options    Options Granted to    Exercise
                                             Granted         Employees in Fiscal    Price per    Expiration
                Name                                              Year 2000           Share         Date
      ------------------------------- --------------------- --------------------- ------------ --------------
      Stephen J. Fryer                       300,000                   92%            $0.30       March 2003

                                             300,000                   92%             $0.22      June 2003

                    Aggregated Option/SAR Exercises in Fiscal
                   Year 2000 and Fiscal Year End Option Values


                                                                              Number of             Value of
                                                                              Securities          Unexercised
                                                                              Underlying          In-the-Money
                                                                         Unexercised Options   Options at Fiscal
                                  Shares Acquired                                                   Year End
                            On Exercise Exercisable /
                                                                             Unexercised         Exercisable /
                 Name                                Value Realized                               Unexercised

      --------------------------- ---------------- --------------------- -------------------- -------------------
      Stephen J. Fryer                  -0-               None           1,092,500/1,092,500         $0.00

*The tables above do not include certain insurance, the use of a car, and other personal benefits, the total value of which does not exceed $50,000 or 10% of any listed person's salary and bonus.

Employment Agreements

None.
Certain Relationships and Related Transactions

None

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE SIX DIRECTOR NOMINEES

PROPOSAL # 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING

At the Meeting, shareholders will be asked to elect, ratify, and approve the Company's independent accountants for the fiscal year ending September 30, 2001. Currently, Pohl, McNabola, Berg & Company LLP, acts as the Company's principal accountant, and has acted in that capacity since February 2000. The Company does not anticipate that any representative of Pohl, McNabola, Berg & Company LLP, will be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement, and will be expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF POHL, MCNABOLA, BERG & COMPANY LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

PROPOSAL # 3 - VOTE IN FAVOR OF THE MERGER WITH tAA, Inc.

Pen Interconnect, Inc has signed a definitive agreement to merge with tAA, Inc., a California based, private company in the communication services business. Pen's board of directors has approved this merger and recommends a YES vote of approval by their shareholders.

Pen Interconnect, Inc., has become a public shell and non-operating company, without assets since the pre-packaged foreclosure of its' assets by its' bank, Finova Capital in March 2000. The proposed merger with tAA is a new direction in which the Board has agreed to move, which will give Pen Interconnect a business base. Upon approval of the merger, the name of Pen Interconnect, Inc., will change to The Amanda Company, Inc. The management of tAA, Inc., will take over the day-to-day operating management of the merged company. Pen will retain it's' OTC:BB symbol PENC.OB for the foreseeable future.

The definitive agreement is lengthy, and therefore copies are not attached to this proxy statement, the agreement defines the merger as described below: If any shareholder wishes to request a copy of the definitive agreement, it will be available from the Company for a small reproduction and mailing fee of $10.00. Please send a request and a check for $10.00 to Pen at its' corporate address.

tAA, Inc., - Agreement and Company Summary
Specific Information

1. Summary term sheet: This will be a reverse merger whereby tAA will own 67% of Pen's stock through the issuance of unregistered Pen Interconnect common shares, thus, causing major dilution to the present Pen shareholders. tAA will take over the management of Pen, which at present is a shell public company.

2.       Contact   information:   tAA  is  a  California   based   company  with
         headquarters at 27121 Calle Arroyo, Bldg., 2200, San Juan Capistrano, CA 92675. Telephone 949-661-2660, Facsimile 949-661-0778.

3.       Business conducted:  Background:  Founded in 1988, The Automatic Answer
         (tAA) was initially a distributor of third-party voicemail systems. In 1991, the Company began supplying an early version of Amanda and in 1994 the Company expanded its' OEM portfolio. As a result, the Company experienced rapid revenue gains, was able to channel the attendant gross profit increases into further product refinement, expanded the Amanda software product line and corporate infrastructure to accommodate future growth. In 1996 the Company decided to enter the market under its' own label and the Amanda product line was introduced to an expanding base of dealers and other value added resellers in both the domestic and international markets. By late 1997, with the availability of next generation Amanda products and the desire to extend brand recognition for Amanda within the industry, the Company focused only on development of the dealer and reseller channels.

         Amanda, tAA's principal software product, is a client server telephony enabled software solution optimized for Microsoft's Windows operating systems. Utilizing the worldwide switched public telephone network and both Infranet and Internet computer based technology. Amanda seamlessly integrates the computer and the telephone enabling the PC to communicate. In addition to typical voicemail functionality, Amanda can be employed to automatically answer incoming telephone calls, greet, screen, and route the callers to any internal system user through the on-premise telephone switching system or through cables that define the local area, on-premise computer network (LAN). Utilizing the Internet or other Wide Area Network (WAN) interconnection solutions, the same inbound callers can be routed to geographically remote, off-premise locations. In call center applications such as telemarketing, reservations, technical support and customer service, where the knowledge worker, the computer terminal and the telephone instrument with a software application creating a "phone on the screen". The result is significant reduction of the equipment cost and duplication of premise wiring that typically characterizes these call center environments.

         tAA currently has a network of 550 dealers that resell the tAA line of precuts to the small business market. The Amanda software product has been sold to over 55,000 small business users, of which over 25,000 were under the Amanda label.

         The Market opportunity:
         The expanding telecommunications industry and the rapid growth of the Internet are creating a massive opportunity for tAA to market services traditionally available only to large corporate users or isolated groups on the Internet. tAA will extend the current line of Amanda products to a broad group of services, utilizing both communications networks, the public switched telephone network and the Internet. These new services, including call routing, Voice over Internet (VoIP), and computer-based telephony creates a substantial service fee based revenue stream.


Pro forma                                                               tAA Audited
Proforma Pen/ tAA                    Pen Interconnect                     as of          Pro forma     Pen Interconnect
                                    As of Dec 31, 2000                 Dec 31, 2000     Adjustments         Adjusted
Balance Sheet                       Unaudited
---------------------------------------------------------------------------------------------------------------------------
Current Assets:
 Cash and cash equivalents             $   6,244                       $   29,278                          $ 35,552
 Trade Acct Receivable                         0                           96,252                            96,252
 Prepaid expenses                              0                                0                                 0
 Inventory                                     0                          133,364                           133,364
 Other assets                             37,020                                0                            37,020
                                       ---------                  ---------------                         ---------
Total Current Assets                      43,264                          258,894                           302,158


Fixed Assets, net                            848                          107,087                          109,935
 Other long term assets                        0                           35,478                           35,478
                                       ---------                      -----------                        ---------

Total Assets                              44,112                          401,459               0          445,571
                                       =========                      ===========        ========        =========


Liabilities and Stockholder Equity
Current Liabilities
 Accounts payable                      $ 248,689                        $ 601,330                        $ 850,019
 Notes payable                           131,648                          670,591                          802,239
 Accrued liabilities                     768,513                          327,707                        1,096,220
 Deferred Revenue                              0                           94,611                           94,611
 Liabilities from discontinued
 Operations                              865,258                                0                          865,258
 Convertible debentures                  150,000                                0                          150,000
                                       ---------                  ---------------                        ---------

Total Current Liabilities              2,164,108                        1,694,239                        3,858,347
                                       =========                        =========                        =========

Stockholders equity
 Convertible Preferred Stock                  10                              154            (164)               0
 Common Stock $.01 par value             310,170                            4,426         784,182        1,098,778
 Additional paid in capital           19,399,234                        1,115,954     (20,515,188)               0
 Accumulated earnings (deficit)      (21,829,410)                      (2,413,314)     19,731,170       (4,511,554)
                                     -----------                       ----------     -----------       ----------

Total stockholder's equity
     (deficit)                       ( 2,119,996)                      (1,292,780)              0       (3,412,776)
                                     ===========                       ==========     ===========       ==========


Total Liabilities & Shareholder's
 Equity                                  44,112                           401,459               0          445,571
                                        =======                           =======     ===========       ==========


Statement of Operations
For the Quarter                     Pen Interconnect          tAA               Adjustments      Pen Consol
Ended December 31, 2000             Unaudited             Unaudited                               Unaudited

 Sales                              $         -0-         $ 1,107,227                            $ 1,107,227
 Cost of sales                                -0-             676,173                                676,173
                                    -------------         -----------                            -----------

 Gross profit                                -0-              431,054                                431,054

 Selling general and
  administrative expenses                202,804              499,671                               702,475
                                      ----------              -------                               -------
  Operating income (loss)               (202,804)             (68,617)                            ( 271,421)

Other Income (expenses)
 Loss on impairment                     ( 63,000)                                                   (63,000)
 Non-recurring merger costs                                                    (2,098,240        (2,098,240)
 Loss from discontinued
  Operations                           (  39,323)                                                   (39,323)
 Extinguishment of debt                   11,119                                                     11,119
 Investment & other income                                     36,693                                36,693

Interest income (expenses)                                    (41,723)                              (41,723)
                                       ---------              -------                              --------

 (Loss) before taxes                   ( 294,008)             (73,647)         (2,098,240)       (2,465,895)
 Income taxes                                                     200                   0               200
                                                             --------           ---------        ----------

 Net income (loss)                     ( 294,008)             (73,847)         (2,098,240)       (2,466,095)
                                       ==========            ========         ===========        ==========

Weighted average
Shares Outstanding
 Primary Diluted                      29,075,237                 -0-                            141,016,966

Earning per Share
 Primary Diluted                           (.00)                 -0-                                   (.01)


         tAA - An Introduction
         In the nearly 13 years since its founding, tAA has continued to set new standards in almost every area of voice processing technology and has emerged as the dominant player in this highly specialized marketplace. The Automatic Answer (tAA) is the leading supplier of call processing software and systems for industry-standard PC platforms. The Amanda family of call processing solutions and application development platforms represent tAA's leading-edge technology for all forms of voice processing, now and into the future. Within the exploding information technology markets, voice processing stands out in high relief as one having the most profound impact on the fundamental way in which we conduct business.

         The stars of this rapid growth industry are a new breed of high-performance, voice processing systems, designed to automate many communications not requiring human interaction. They can record, replay and redirect calls and messages; send, receive, and distribute faxes, and even provide information over the phone from virtually any data source. They are one of the most productive business tools a company can implement. First among the architects and providers of these new products are tAA, a recognized pioneer and fast-track innovator in this exciting field.

         For over a decade, tAA has marketed, sold, installed, and supported automated attendants and voice-processing systems based on industry-standard PC platforms. Our products and technology have been designed from the start by highly skilled technical professionals who have installed, configured, customized, and maintained, call processing systems, and developed by programmers with advanced degrees in concurrent processing and software engineering.

         From the outset, tAA has recognized that the technology of the mid 80`s call processing revolution would be inadequate for rapidly evolving future communication needs. Flexibility, expandability, custom configurability, ease of installation, support and use is essential, perhaps critical, for the next generation of call processing systems. Amanda is tAA`s answer to the technological challenges of the next decade. Amanda represents over six years of direct telecommunications experience in call processing; capable of delivering the most cost effective, high performance combination of features and functionality.

         tAA has led the voice processing industry with a succession of firsts in innovative design and standards-based technology including the voice processing industry's only fully scaleable, open-system migration path leading well into the millennium. They have pioneered the first true partnering approach to VAR business development with its unique Master Application License program. This innovative program allows resellers and developers to literally write their own business plans without limit to their upside profit potential.

         tAA also pioneered the use of the Internet and Worldwide Web as both a channel support and customer service platform through strategic alliances with such partners as Dun & Bradstreet, Rhetorex and AlphaGraphics among others.

         Products
         The Amanda suite of products is designed for the full range of computer telephony applications: simple voice mail and automated attendant; custom, interactive voice response systems; distributed, multi-site call control, and messaging. Whatever your communication needs, an Amanda platform is tailored to meet them. All products are migratable to more powerful versions of Amanda. For feature sets that overlap, the transition is virtually transparent; the messaging interface is standard across all products. Configurations defined in one system are simply transferred to the upgraded system.

         Amanda@Large.Office offers Auto Attendant, Voice Mail, IVR, Fax capabilities (Fax on Demand, Fax Store and Forward and Fax Mail) and a very comprehensive feature set, including Unified Messaging and Call Control. This product runs on Windows NT 4.0 server pack 3, and when it is connected to a LAN, the Workstations are presented with all messages, (Voice, Fax and e-mail) directly in the Microsoft Exchange/Inbox or Outlook Graphical User Interface (GUI). This means users can visualize, play back, annotate, forward, archive etc, the messaging, regardless of its nature, directly from their desktop PC.

         Amanda@Front.Desk Amanda's voice recognition product is now available for delivery with 4 to 8 Ports. This product easily integrates with existing Amanda systems and is the perfect compliment to any new or existing Amanda Voicemail system. In addition, Amanda@Front.Desk features will soon be released with all (and more) of the features in Amanda@Large.Office creating the ultimate Call Processing solution.

         Amanda Smart Indavo is an advanced telephone system that provides a complete telecommunications solution for a small office and delivers a competitive edge in today's marketplace. By using the power of Internet technology over a private and dedicated network designed for carrying telephone calls, Amanda Smart Indavo delivers to you reliable, dependable, high quality telephone service at incredibly low rates. Integrated with the Amanda Smart Web Server, a hosted telephony application, Amanda Smart Indavo provides competitive communication services such as auto attendant, voice mail, and fax applications. With Amanda Smart Indavo you get six voice lines and twelve extensions for telephones. Auto attendant, voice mail, and fax applications are included. All your calls are placed over a private and dedicated line for a cost that's comparable to, or less than the Phone Company.

         Amanda@WorkGroup II represents tAA's premier telephony vehicle for enterprise-wide call processing and message handling solutions, and extends the robust feature set of Amanda@Work.Group to a distributed environment. It offers Auto Attendant, Voice Mail, IVR, Fax capabilities (Fax on Demand, Fax Store and Forward and Fax Mail) and a very comprehensive feature set, including Unified Messaging and Call Control. This product runs on Windows 2000 and when it is connected to a LAN, the Workstations are presented with all messages, (Voice, Fax and e-mail) directly in the Microsoft Exchange/Inbox or Outlook Graphical User Interface (GUI). This means users can visualize, play back, annotate, forward, archive etc, the messaging, regardless of its nature, directly from their desktop PC. Amanda@WorkGroup II, can support up to 32 call processing ports in a single chassis, unlimited number of mailboxes and can support up to 1500 simultaneous connections (log on) to the Amanda Server (from Workstations on the LAN).

4. Terms of the transaction: As mentioned earlier, this will be a reverse merger with Pen giving up control of the company to tAA. There is no cash involved in the transaction, except Pen has to provide initial financing during the merger discussions of at least $250,000 and at least $500,000 of available credit at the closing.

         o It is anticipated that the merger will be a tax-free exchange of shares, with Pen exchanging approximately 100,000,000 restricted common shares for all the tAA, Inc., shares.

         o Pen will be responsible for maintaining its' Corporate records in a proper manner; including on-time SEC reporting so as to maintain a current filing position with the SEC.

         o Because of signing the Letter of Intent, and the definitive agreement, and the Board's approval of the merger - pending shareholder approval, the companies are working as one, except that all monies provided to tAA, Inc., by Pen Interconnect, Inc., are on a loan basis, Pen's loans to tAA will be forgiven at the closing, and will then become a balance sheet item.

5. Regulatory approvals: There are no known regulatory approvals needed from either State of Federal Agencies, with the exception of the notice to the SEC on the expansion of Pen's shares, and an assurance that tAA's financials are audited.

6. Reports, opinions, appraisals: There have been no reports, opinions, or appraisals from any outside sources of this transaction. The major guiding principal is the public market place itself where typical reverse mergers with shell companies range in the 60% to 95% give-up of ownership, based on the conditions of the shell company, i.e., liabilities, fully reporting on SEC documents, market conditions, etc.

7. Past contacts, transactions or negotiations: Discussions on a potential merger started in December of 2000, shortly after Pen's merger with perFORMplace was terminated. The Chairman of Pen was acquainted with one of tAA's directors through previous business activities. The companies entered into a letter of intent on February 21, 2001 and the definitive agreement was signed on April 10, 2001.

8. Financial Background: tAA has been in business since 1988 and has had good financial management through its' history. The audit on its' financials by Pohl, McNabola, Berg & Company LLP was completed on June 11, 2001.

9. Selected Financial Information: The summary information set forth below is derived from the financial statements of (i) Pen Interconnect for the period October 1, 2000 through December 31, 2000 and (ii) tAA, Inc., the year end financial data presented for the same period are audited and prepared by Pohl, McNabola, Berg & Company LLP on the same basis as the audited financial statements of the Company included elsewhere herein and, in the opinion of the Company include all adjustments (consisting of normal recurring adjustments) necessary to present fairly the information set forth therein.

10. Incorporation of Certain Documents by Reference: The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference in connection with this pro forma, the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934.

         1. Our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000;

         2. Our Quarterly Reports on Form 10-QSB for the fiscal quarters ended, March 31, 2000, June 30, 2000, December 31, 2000, and March 31, 2001.

PROPOSAL  #  4  -  APPROVE  AN  AMENDMENT  OF  THE  COMPANY'S   CERTIFICATE   OF
INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK

General

On June 25, 2000, the Board unanimously adopted a resolution proposing to amend the Certificate of Incorporation to increase the number of shares of Common Stock, which the Company is authorized to issue from 50,000,000 to 500,000,000 shares. The Board determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The additional 450,000,000 shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights except for those as may be required under California law. The holders of Common Stock share pro-rata on a per share basis in any dividends when, and if declared by the Board out of funds legally available and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Reference is made to the proposed amendment to Article Four of the Certificate of Incorporation, which is attached hereto as Exhibit A to this Proxy Statement.

The Certificate of Incorporation, as amended to date, authorizes the Company to issue 500,000,000 shares of Common Stock, $.01 par value per share, of which 39,166,916 shares were issued and outstanding as of April 30, 2001, and 1047 shares of the Company's preferred stock, par value $1,000 per share (the "Preferred Stock"). In addition to the 39,166,916 shares of Common Stock outstanding as of April 30, 2001, shares of Common Stock are reserved for possible future issuances as follows:

         o Preferred shareholders conversion fixed at 10,000,000 common shares.

         o Options to purchase 3,777,000 shares at exercise prices between $.04 and $8.45 per share;

         o Private warrants to purchase 6,869,654 shares at exercise prices between $.04 and $6.50 per share; and

         o Public warrants to purchase 2,850,000 shares an exercise prices of $6.50 per share which expire on November 17, 2001.

The Company is contractually, by its' merger plan with tAA, Inc., obligated to issue approximately 100,000,000 shares of Common Stock in exchange for all of tAA stock. This is 68,983,303 shares more than the 50,000,000 shares of Common Stock the Company is currently authorized to issue, because 39,166,916 are already issued. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to (a) the exercise of options or warrants or (b) the conversion of preferred Convertible Stock, as such issuance, together with the merger would cause the Company to issue more than 50,000,000 shares of Common Stock. Should the shareholders approve the 450,000,000 additional shares, then after the merger and issuance of all options and warrants, there would remain 345,493,380 available shares.

A vote for the increase in shares is independent of the outcome of Proposal # 3, (the "Merger"). If proposal # 3 is not approved, the company still proposes to increase its' number of shares.

Purposes and Certain Possible Effects of Increasing the Number of Authorized Shares of Common Stock

The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued securities to management, non-management employees and consultants. The Company may seek acquisitions of other companies products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The Company has, at times in the past, sold shares or securities instruments exercisable or convertible into shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

The Board acknowledges that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the ability to issue the shares of Common Stock it is currently obligated to issue pursuant to the exercise and conversion of outstanding convertible securities and thereby avoid certain contractual liabilities described above, and also provide it with the flexibility of having an adequate number of authorized but un-issued shares of Common Stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes without the expense or delay in seeking stockholder approval at any special or other annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but un-issued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company.

This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership. In the event that stockholder approval of this proposed amendment of the Certificate of
Incorporation to increase the authorized Common Stock is not obtained, the Company will be unable to satisfy its exercise and conversion obligations under the terms of certain of its outstanding convertible securities and holders of such convertible securities may commence legal proceedings against us.

Use of Additional Shares

At the present time, the Company has no plans for use of the additional shares except as noted in Proposal # 3 (the "Merger") with tAA, which will use approximately 100,000,000 shares.

STOCKHOLDER APPROVAL

In accordance with the Utah Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment.

THE BOARD HIGHLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL # 5 - APPROVE AN AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK

General

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to: (i) effect a stock combination (reverse split) of the Company's Common Stock in an exchange ratio to be approved by the Board, ranging from one (1) newly issued share for each two (2) outstanding shares of Common Stock to one (1) newly issued share for each ten (10) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio to be approved by the Board, ranging from one (1) New Share for each two
(2) Old Shares to one (1) New Share for each ten (10) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number. This Proposal # 5 is independent upon the approval of Proposal # 3 (the "Merger") or proposal # 4 (the "Increase of Authorized Shares").

In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to June 30, 2002, without further stockholder approval. Such timing and Exchange Number will be determined in the judgment of the Board, with the intention of maximizing the Company's ability to comply with the listing requirements of The NASDAQ Stock Market, Inc. ("NASDAQ"), to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "Purposes of the Reverse Split," below. The text of this proposed amendment (subject to inserting the effective time of the Reverse Split and the Exchange Number) is set forth in Exhibit B to this Proxy Statement.

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of Utah, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, the approval by the stockholders of Proposal 4 which would increase the number of the authorized Common Stock, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.


Purposes of the Reverse Split
The Common Stock is quoted on the OTC-BB but had been, prior to being de-listed on March 27, 1999, quoted on The NASDAQ National Market. In order for the Common Stock to be re-listed on The NASDAQ SmallCap Market, the Company and its Common Stock are required to comply with various listing standards established by NASDAQ. Among other things, as such requirements pertain to the Company, the Company is required to have a market capitalization of at least $50,000,000 and its Common Stock must (a) have an aggregate market value of shares held by persons other than officers and directors of at least $5,000,000, (b) be held by at least 300 persons who own at least 100 shares and (c) have a minimum bid price of at least $4.00 per share.

Under NASDAQ listing requirements, to be listed or re-listed, the Company must demonstrate the ability to maintain a minimum bid price of at least $4.00 per share. Although there are no strict guidelines in regard to how such an ability to maintain stock price is to be demonstrated, at least a month of consistent closing prices of more than $4.00 per share may be necessary for NASDAQ consideration. Furthermore, if re-listed, under NASDAQ's listing maintenance standards, if the closing bid price of the Common Stock falls under $1.00 per share for 30 consecutive business days and does not thereafter regain compliance for a minimum of 10 consecutive business days during the 90 calendar days following notification by NASDAQ of failure to comply with listing maintenance requirements, NASDAQ may again de-list the Common Stock from trading on The NASDAQ SmallCap Market. The principal purpose of the Reverse Split is to increase the market price of the Common Stock in order that the market price of the Common Stock is well above the NASDAQ minimum bid requirement for re-listing and if re-listed could better maintain the $1.00 maintenance requirement (which does not adjust for the Reverse Split). The OTC-BB on which the Common Stock is now traded is generally considered to be a less efficient market.

The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing (and, therefore, both raise cash to support the Company's operations and increase the Company's net tangible assets to facilitate compliance with NASDAQ requirements), and as a possible currency for acquisitions and other transactions. The Common Stock traded on The NASDAQ National Market at market prices ranging from approximately $.80 to approximately $2.10 from November 18, 1998 through March 29, 1999 and on the OTC-BB from approximately $.04 to approximately $1.18 from March 29, 1999 through December 31, 2000. This has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the

Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate). Furthermore, the Company believes that re-listing the Company's Common Stock on The NASDAQ SmallCap Market may provide the Company with a broader market for its Common Stock and, therefore, facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL MEET THE MINIMUM BID PRICE FOR RE-LISTING AND OTHERWISE MEET THE REQUIREMENTS OF NASDAQ FOR INCLUSION FOR TRADING ON THE NASDAQ SMALLCAP MARKET, OR THAT IT WILL BE ABLE TO UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

Furthermore, the Company is contractually obligated to issue 6,869,654 shares of Common Stock more than the 50,000,000 shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to the merger with tAA, Inc., as such issuance would cause the Company to issue more than 50,000,000 shares of Common Stock. A Reverse Split would allow the Company to issue shares pursuant to its contractual obligations, as it would reduce the number of shares of Common Stock outstanding and make available shares of authorized Common Stock to issue as required.

Giving the Board authority to implement the Reverse Split will help avoid the necessity of calling a special meeting of stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to effectuate a financing or acquisition transaction or to meet NASDAQ's listing maintenance criteria at a future time.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Certain Effects of the Reverse Split

The following table illustrates the principal effects of the Reverse Split to the 39,166,916 shares of Common Stock outstanding as of April 30, 2001:


                                                    Prior to       After 1-for 2                    After 1-for 10
                                                    Reverse Stock  Reverse Stock                    Reverse Stock
Number of Shares                                    Split          Split                            Split
--------------------------------------------------- -------------- ---------------- --------------- ----------------
Common Stock:
  Authorized ..................................         50,000,000       50,000,000                       50,000,000
--------------------------------------------------- -------------- ---------------- --------------- ----------------

  Outstanding (2)..............................         39,166,916       19,583,458                        3,916,692
--------------------------------------------------- -------------- ---------------- --------------- ----------------
Available for Future
  Issuance.....................................         10,833,084       30,416,542                       46,083,309
--------------------------------------------------- -------------- ---------------- --------------- ----------------
   Common Stock
    Authorized (1).............................        500,000,000      500,000,000                      500,000,000



    Outstanding................................         39,166,916       19,583,458                        3,916,692
--------------------------------------------------- -------------- ---------------- --------------- ----------------

    Available for Future
    Issuance.......................................    460,833,090      480,416,550                      496,083,310

(1) If Proposal # 4 were approved by the stockholders, there would be 500,000,000 shares of Common Stock authorized.

(2) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares, and to conversions of convertible preferred stock through April 30, 2001 and to exercise of warrants through November 15, 2001. Excludes, on a pre-Reverse Split basis: 1047 shares of Preferred Stock subject to potential issuance upon conversion of the outstanding shares of Preferred Convertible Stock; approximately 13,489,654 shares of Common Stock which were subject to outstanding options and warrants; and additional shares of Common Stock which would be needed for the merger with tAA, Inc. The number of shares of Common Stock issuable upon conversion of the Preferred Convertible Stock may be dependent upon the market price of Common Stock. Accordingly, the actual number of shares of Common Stock issued upon conversion of the Preferred Convertible Stock may not be determined at this time. Upon effectiveness of the Reverse Split, each option and warrant would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by the Exchange Number at the exercise price in effect immediately prior to the Reverse Split multiplied by the Exchange Number.

         Stockholders should recognize that, if the Reverse Split is effectuated, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number, as adjusted to include New Shares to be issued in lieu of fractional shares). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would pertain in the absence of the Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. In addition, an increase in the number of odd-lot holders will reduce the number of holders of round lots (100 or more shares), which could adversely affect the NASDAQ listing requirement that the Company have at least 300 round lot holders. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Stockholders should also recognize that, as indicated in the foregoing table, there would be an increase in the number of shares, which the Company will be able to issue from authorized but un-issued shares of Common Stock. As a result of any issuance of shares, the equity and voting rights of holders of outstanding shares may be diluted.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If this amendment is approved by the Company's stockholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of Utah at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split.

The Board may delay effecting the Reverse Split until as late as April 30, 2002 without re-soliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

No Dissenter's Rights

Under Utah law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Stockholder Approval

In accordance with the Utah Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment.

Use of Additional Shares

At the present time, the Company has no plans for use of the additional shares except as noted in Proposal # 3 (the "Merger") with tAA, which will use approximately 100,000,000 shares.

Anti-Takeover Effects

The Company does not have any anti-takeover provisions in its' by-laws, articles, or in any other corporate or employment agreements, and there are no plans to incorporate such provisions. However, management might use the additional shares to resist or frustrate a third-party transaction, providing an above-market premium that is favored by a majority of independent shareholders.

THE BOARD  UNANIMOUSLY  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL # 6 - TO APPROVE THE NAME CHANGE OF PEN INTERCONNECT, INC., TO THE AMANDA COMPANY, INC.

Should Proposal # 3 (the "Merger") be approved, the Board is asking the shareholders to approve the change of Pen's name to The Amanda Company, Inc. This would be so as to reflect the new direction of the Company.

THE BOARD  UNANIMOUSLY  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL # 7 - TO CONSIDER AND TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(s) THEREOF

The Company knows of no other matters that will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                    Exhibit A

           Proposed Form of Amendment to Certificate of Incorporation Increasing the Number of Authorized Shares of Common Stock

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             PEN INTERCONNECT, INC.


                  It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Pen Interconnect, Inc.

2. The Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

         "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 500,000,000 shares divided into two classes; 500,000,000 shares of which shall be designated as Common Stock, $.01 par value per share, and 100,000 shares of which shall be designated as Preferred Stock, with $1,000 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation".

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Utah.

Dated: ___________, 2001

                                                By:_________________________
                                                         Stephen J. Fryer
                                                         Chairman and CEO
ATTEST:


By:__________________________
            Christine Risner
            Corporate Secretary

                                    Exhibit B

           Proposed Form of Amendment to Certificate of Incorporation
                            Effecting a Reverse Split

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             PEN INTERCONNECT, INC.


                  It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Pen Interconnect, Inc.

2. The Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

         "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is _________ shares divided into two classes; _________ shares of which shall be designated as Common Stock, $.01 par value per share, and _________ shares of which shall be designated as Preferred Stock, with $1,000 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation.

         Effective 12:01 a.m. on __________, 2001 (the "Effective Time"), each __ shares of Common Stock then issued shall be automatically combined into one share of Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Utah.

Dated: ___________, 2001

                                              By:_________________________
                                                       Stephen J. Fryer
                                                       Chairman and CEO
ATTEST:


By:__________________________
         Christine Risner
         Corporate Secretary

                            THE BOARD OF DIRECTORS OF
                             PEN INTERCONNECT, INC.


Dated: June 15, 2001


PEN INTERCONNECT INCORPORATED - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen J. Fryer and Christine Risner jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Pen Interconnect, Inc., (the "Company") to be held at the Newport Beach Tennis Club, on Thursday, July 26, 2001 at 10:AM local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

--------------------------------------------------------------------------------

1.       ELECTION OF DIRECTORS:

Nominees: Stephen J. Fryer, Brian Bonar, David Woo, Bill Prevot, Tim Morgan and
          Jose Candia.

  |_|  VOTE FOR ALL NOMINEES ABOVE   |_|  VOTE WITHHELD FROM ALL NOMINEE
                                         (Except as withheld in the space below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

--------------------------------------------------------------------------------

2.       RATIFICATION OF ACCOUNTANTS:

         Ratification and approval of the selection of Pohl, McNabola, Berg & Company LLP as independent auditors for the fiscal year ending September 30, 2001.

         |_|  VOTE FOR              |_|  VOTE AGAINST              |_|  ABSTAIN

--------------------------------------------------------------------------------

3.       VOTE FOR THE MERGER WITH tAA, Inc:

         Vote in favor of the merger with tAA, Inc., by an exchange of shares.

         |_|  VOTE FOR              |_|  VOTE AGAINST         |_|  ABSTAIN

--------------------------------------------------------------------------------

4.       APPROVAL OF INCREASE IN NUMBER OF COMMON STOCK:

         Approval of an amendment to the Company's certificate of incorporation to increase the number of the Common Stock authorized to be issued to 500,000,000 shares.

         |_|  VOTE FOR              |_|  VOTE AGAINST         |_|  ABSTAIN

--------------------------------------------------------------------------------

5.       APPROVAL OF REVERSE SPLIT:

         To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio ranging from one newly issued share for each two outstanding shares of Common Stock, to one newly issued share for each ten outstanding shares of Common Stock.

         |_|  VOTE FOR              |_|  VOTE AGAINST        |_|  ABSTAIN

--------------------------------------------------------------------------------

6.          APPROVAL OF CHANGING THE COMPANY NAME:

         To Approve changing Pen's name to The Amanda Company, Inc.


              |_|  VOTE FOR         |_|  VOTE AGAINST        |_|  ABSTAIN

--------------------------------------------------------------------------------

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, and 6, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________, 2001


SIGNATURE OF STOCKHOLDER


--------------------------------------------------------------------------------


PRINTED NAME OF STOCKHOLDER


--------------------------------------------------------------------------------


TITLE (IF APPROPRIATE)


--------------------------------------------------------------------------------


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  |_|




                                       PEN

                              PEN INTERCONNECT, INC
          27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675
                        949-661-2660 - 949-661-0778 (Fax)

Shareholder Proposals

To be considered for inclusion in the Proxy Statement and for the consideration at the Meeting, shareholder proposals must be submitted on a timely basis. The Company must receive proposals for the 2000 Annual Meeting of Shareholders not later than a reasonable time before the Meeting begins in order that they are included in the proxy statement and for the proxy relating to that meeting. The Company recommends that shareholders who wish to submit proposals contact the Company substantially earlier than such date. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

Additional Information

The Company will provide, without charge to any person from whom a Proxy is solicited by the Board of Directors, upon written request of such person, a copy of the Company's Annual Report on Form 10-KSB/A, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to: Investor Relations Department, Pen Interconnect, Inc., 27121 Calle Arroyo, Bldg. 2200, San Juan Capistrano, CA 92675.







                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Stephen J. Fryer
                                    --------------------------------------
                                    Stephen J. Fryer
                                    Chairman and CEO


June 15, 2001